                                                                     EXHIBIT 4.3

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE


In re:
IMPERIAL DISTRIBUTING, INC., IMPERIAL HOLLY    (S)
CORPORATION, IMPERIAL-SAVANNAH, L.P.,          (S)
IMPERIAL SUGAR COMPANY, IMPERIAL SWEETENER     (S)  Chapter 11
DISTRIBUTORS, INC., BIOMASS CORPORATION,       (S)  Case Nos. 01-00140
CROWN EXPRESS, INC., DIAMOND CRYSTAL           (S)  through 01-00176(SLR)
BRANDS, INC., DIAMOND CRYSTAL BRANDS, L.P.,    (S)  (Jointly Administered)
DIAMOND CRYSTAL HOLDINGS, INC., DIAMOND        (S)
CRYSTAL SPECIALTY FOODS, INC., DIXIE CRYSTAL   (S)
FOODSERVICE, INC., DSLT HOLDING COMPANY        (S)
FOODCARRIER, INC., FORT BEND UTILITIES         (S)
COMPANY, GREAT LAKES SUGAR COMPANY, HOLLY      (S)
FINANCE COMPANY, HOLLY NORTHWEST               (S)
COMPANY, HOLLY SUGAR CORPORATION, HSC          (S)
EXPORT CORP., ICUBE, INC., KING PACKAGING      (S)
COMPANY, INC., LIMESTONE PRODUCTS COMPANY      (S)
MENU MAGIC FOODS, INC., MICHIGAN SUGAR         (S)
COMPANY, PHOENIX PACKAGING CORPORATION         (S)
RAGUS HOLDINGS, INC., SAVANNAH FOODS &         (S)
INDUSTRIES, INC., SAVANNAH FOODS INDUSTRIAL,   (S)
INC., SAVANNAH INTERNATIONAL COMPANY,          (S)
SAVANNAH INVESTMENT COMPANY, SAVANNAH          (S)
MOLASSES & SPECIALTIES COMPANY, SAVANNAH       (S)
PACKAGING COMPANY, SAVANNAH SUGAR              (S)
REFINING CORPORATION, SAVANNAH TOTAL           (S)
INVERT COMPANY, WHOLESOME SWEETENERS           (S)
GROUP, LTD., and WHOLESOME SWEETENERS, L.L.C.  (S)

Debtors

                STIPULATION REGARDING CONFIRMATION OBJECTION OF
                 MISSOURI DEPARTMENT OF REVENUE AND AMENDMENT
             TO DEBTORS' SECOND AMENDED AND RESTATED JOINT PLAN OF
                       REORGANIZATION DATED JUNE 5, 2001
                       ---------------------------------

     Pursuant to the stipulation of the debtors in the above-captioned case (collectively the "Debtors) and the Missouri Department of Revenue ("MDOR"), as evidenced by the signatures of counsel below, the Debtors submit this Amendment (the "Amendment") to Debtors' Second Amended and Restated Joint Plan of Reorganization dated June 5, 2001 (the "Plan") in resolution of the objection filed by MDOR to confirmation of the Plan.

     In furtherance of their agreement, the parties stipulate and agree as follows:
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     1.   All Missouri corporate income tax returns required to be filed by a
Debtor shall be filed on or before the later of (1) the due date for such returns under applicable non-bankruptcy law or (2) the first Business Day (as defined in the Plan) which is thirty days after the effective date of the Plan.

     2. Upon filing of this Amendment, the objection of MDOR to the Plan shall be deemed irrevocably withdrawn.

                                   Amendment

     At the end of Article 2.2 of the Plan, there shall be added a new Article
2.3 which provide as follows:

          2.3 Payment Procedures for Priority Tax Claims. Priority Tax Claims treated in accordance with Article 2.2 shall be paid in equal quarterly installments, beginning, after the initial payment, on the fifteenth (15th) of the first month of each calendar-year quarter, with subsequent payments to be made on the fifteen day of each subsequent quarter, unless otherwise mutually agreed between the Debtors and an applicable taxing authority. In the event of a default on obligations under Article 2.2 of the Plan which is not cured on or before the thirtieth (30th) day after written notice to the Debtors, the interest rate on obligations under Article 2.2 of the Plan shall be the rate provided in applicable statute, which in the case of the Missouri Department of Revenue shall be ten percent (10%).

     Except as otherwise expressly provided in this Amendment, all other terms and conditions of the Plan shall remain as stated therein.


Dated: August 7, 2001
Wilmington, Delaware

                                    IMPERIAL SUGAR COMPANY

                                    By: /s/ James C. Kempner
                                        --------------------
                                        James C. Kempner
                                        President and Chief Executive Officer
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                                    IMPERIAL DISTRIBUTING, INC.

                                    By: /s/ W. F. Schwer
                                        ---------------------
                                        William F. Schwer
                                        President


                                    IMPERIAL HOLLY CORPORATION

                                    By: /s/ W. F. Schwer
                                        -----------------
                                        William F. Schwer
                                        Senior Vice President


                                    IMPERIAL-SAVANNAH, L.P.

                                    By: /s/ W. F. Schwer
                                        -----------------
                                        William F. Schwer
                                        as Senior Vice President of Savannah
                                        Molasses and Specialties Company, its
                                        general partner


                                    IMPERIAL SWEETENER DISTRIBUTORS, INC.

                                    By: /s/ W. F. Schwer
                                        -----------------
                                        William F. Schwer
                                        Senior Vice President

                                    BIOMASS CORPORATION

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        President

                                    CROWN EXPRESS, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        President

                                    DIAMOND CRYSTAL BRANDS, INC.


                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    DIAMOND CRYSTAL BRANDS, L.P.


                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        as Senior Vice President of Diamond
                                        Crystal Holdings, Inc., its general
                                        partner


                                    DIAMOND CRYSTAL HOLDINGS, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    DIAMOND CRYSTAL SPECIALTY FOODS, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    DIXIE CRYSTAL FOODSERVICE, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    DSLT HOLDING COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President

                                    FOOD CARRIER, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    FORT BEND UTILITIES COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    GREAT LAKES SUGAR COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    HOLLY FINANCE COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    HOLLY NORTHWEST COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        President


                                    HOLLY SUGAR CORPORATION

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President and General
                                        Counsel
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                                    HSC EXPORT CORP.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Vice President


                                    ICUBE, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        President


                                    KING PACKAGING COMPANY, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    LIMESTONE PRODUCTS COMPANY, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        President


                                    MENU MAGIC FOODS, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    MICHIGAN SUGAR COMPANY

                                    By: /s/ W. F. Schwer
                                        ---------------
                                        William F. Schwer
                                        Senior Vice President

                                    PHOENIX PACKAGING CORPORATION

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    RAGUS HOLDINGS, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        President


                                    SAVANNAH FOODS & INDUSTRIES, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President and General
                                        Counsel


                                    SAVANNAH FOODS INDUSTRIAL, INC.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    SAVANNAH INTERNATIONAL COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    SAVANNAH INVESTMENT COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        President

                                    SAVANNAH MOLASSES & SPECIALTIES
                                    COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    SAVANNAH PACKAGING COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    SAVANNAH SUGAR REFINING CORPORATION

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    SAVANNAH TOTAL INVERT COMPANY

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President


                                    WHOLESOME SWEETENERS GROUP, LTD.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        as Senior Vice President of Wholesome
                                        Sweeteners LLC, its general partner


                                    WHOLESOME SWEETENERS L.L.C.

                                    By: /s/ W. F. Schwer
                                        ----------------
                                        William F. Schwer
                                        Senior Vice President

Stipulated and Agreed:

/s/ Jack L. Kinzie
------------------
Jack L. Kinzie
Texas State Bar No. 11492130
BAKER BOTTS L.L.P.
2001 Ross Avenue
Dallas, Texas 75201-2980
214.953.6500 (telephone)
214.953.6503 (fax)


COUNSEL FOR THE DEBTORS

/s/ Gary L. Barnhart
--------------------
Gary L. Barnhart
Missouri Bar No. 42917
Special Assistant Attorney General
Missouri Department of Revenue
General Counsel's Office
301 W. High Street, Room 670
P.O. Box 475
Jefferson City, Missouri 65105-0475
573.751.5531 (telephone)
573.751.7232 (fax)


COUNSEL FOR MISSOURI DEPARTMENT
OF REVENUE